Exhibit 10(g)-3

EXECUTION COPY

AMENDMENT NO. 2

Dated as of March 25, 2011

to

CREDIT AGREEMENT

Dated as of May 29, 2009

THIS AMENDMENT NO. 2 (“Amendment”) is made as of March 25, 2011 by and among Ethan Allen Global, Inc. (the “Borrower”), Ethan Allen Interiors Inc. (“Holdings”), the financial institutions (other than the Departing Lender (as defined below)) listed on the signature pages hereof (the “Lenders”), the financial institution listed on the signature pages hereof as the Departing Lender and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement dated as of May 29, 2009 by and among the Borrower, Holdings, the Lenders, the Departing Lender and the Administrative Agent (as previously amended, supplemented or otherwise modified, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders, the Departing Lender and the Administrative Agent agree to certain amendments to the Credit Agreement and the Security Agreement and that the Departing Lender cease to be a party to the Credit Agreement;

WHEREAS, the Lenders, the Departing Lender and the Administrative Agent have agreed to such amendments and the termination of the Departing Lender’s Commitment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, the Lenders, the Departing Lender and the Administrative Agent have agreed to enter into this Amendment.

1.             Amendments to Credit Agreement and Security Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below (the “Amendment No. 2 Effective Date”), the Credit Agreement and the Security Agreement are hereby amended as follows:

(a)           The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the pricing grid appearing therein and to replace such pricing grid with the following pricing grid:

	Average Quarterly Availability	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Category 1	Greater than $40,000,000	0.25%	2.00%	1.00%
Category 2	Less than or equal to $40,000,000 but greater than $20,000,000	0.25%	2.25%	1.25%
Category 3	Less than or equal to $20,000,000	0.25%	2.50%	1.50%

(b)           The definition of “Documentation Agent” appearing in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Documentation Agent” means Wells Fargo Capital Finance, LLC, in its capacity as documentation agent for the credit facility evidenced by this Agreement.

(c)           The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means the earlier of (i) June 26, 2015, if any Senior Note Obligations are outstanding as of such date, or (ii) March 25, 2016 in all other circumstances, in each case, or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

(d)           Section 1.01 of the Credit Agreement is amended to replace the corresponding previously existing definition as follows:

“Negative Covenant Permission Trigger” means (a) no Default or Event of Default has occurred and is continuing prior to making such acquisition (in the case of a Permitted Acquisition), Restricted Payment (in the case of Section 6.08(a)) or payment (in the case of Section 6.08(b)) or would arise after giving effect (including pro forma effect) thereto, (b) Availability equals or exceeds an amount equal to the greater of (i) 20% of the Aggregate Commitment at such time and (ii) $10,000,000, prior thereto as well as after giving effect (including pro forma effect at the time thereof and for the six (6) month period following such acquisition or payment as determined based on the updated Projections most recently delivered to the Lenders, which Projections (x) shall have been delivered no earlier than the date that is thirty (30) days prior to such acquisition or payment and (y) must be reasonably satisfactory to the Administrative Agent) thereto and (c) Holdings and the Borrower are in compliance, on a pro forma basis after giving effect thereto (excluding synergies or cost savings in the case of an acquisition), with the covenant contained in Section 6.12 recomputed as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available.

(e)           Section 1.01 of the Credit Agreement is amended to add the following new definition thereto in the appropriate alphabetical order:

“Senior Note Obligations” means the Indebtedness and other obligations of the Borrowers and their Subsidiaries under that certain Indenture, dated as of September 27, 2005, by and among the Borrower, Holdings, the guarantors party thereto and U.S. Bank National Association, relating to the issuance of 5.375% Senior Notes due 2015, in the aggregate principal amount of $200,000,000, and all other agreements, instruments, documents and certificates executed and/or delivered in connection therewith.

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(f)            Section 2.09(e) of the Credit Agreement is amended to delete the amount “$60,000,000” appearing in clause (iii) thereof and to replace such amount with the amount “$100,000,000”.

(g)           Section 5.11 of the Credit Agreement is amended to amend and restate the proviso appearing in the first sentence thereof as follows:

; provided that (i) no less than one (1) appraisal per year will be conducted and, if the Administrative Agent elects to conduct a second appraisal in its sole discretion, no more than two (2) appraisals per year will be conducted and (ii) there shall be no limitation on the number or frequency of appraisals if an Event of Default shall have occurred and be continuing

(h)           Section 5.12 of the Credit Agreement is amended to amend and restate the proviso appearing in the first sentence thereof as follows:

; provided that (i) no less than one (1) field examination per year will be conducted and, if the Administrative Agent elects to conduct a second field examination in its sole discretion, no more than two (2) field examinations per year will be conducted and (ii) there shall be no limitation on the number or frequency of field examinations if an Event of Default shall have occurred and be continuing

(i)            Section 6.12 of the Credit Agreement is amended to (i) delete the percentage “15%” appearing in clause (i) thereof and to replace such percentage with the percentage “12.5%” and (ii) delete the amount “$9,000,000” appearing in clause (ii) thereof and to replace such amount with the amount “$6,250,000”.

(j)            Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto.

(k)           Section 7.3 of the Security Agreement is amended to (i) delete the percentage “20%” appearing therein and to replace such percentage with the percentage “17.5%” and (ii) delete the amount “$10,000,000” appearing therein and to replace such amount with the amount “$8,500,000”.

2.             Departing Lender.  (a) Capital One Leverage Finance Corp. (the “Departing Lender”) shall cease to be a Lender under the Credit Agreement on the Amendment No. 2 Effective Date.

(b)           As of the Amendment No. 2 Effective Date, the Loans of the Departing Lender made to the Borrower prior to the Amendment No. 2 Effective Date, if any, shall be repaid in full (accompanied by any accrued and unpaid interest and fees thereon, and any amounts payable under Section 2.16 of the Credit Agreement), the Departing Lender’s Commitment under the Credit Agreement shall be terminated and the Departing Lender shall cease to be a Lender under the Credit Agreement.

3.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrower, Holdings, the Lenders, the Departing Lender and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) the fee letter relating to this Amendment, dated as of the date hereof, by and between the Borrower and JPMorgan Chase Bank, N.A., duly executed by each of the parties thereto and (iii) the fee letter relating to this Amendment, dated as of the date hereof, by and between the Borrower and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), duly

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executed by each of the parties thereto and (b) the Borrower shall have paid, to the extent invoiced on or prior to the date hereof, (i) the amendment upfront fees payable to the Lenders (excluding, for the avoidance of doubt, the Departing Lender) as separately agreed upon by the Borrower, and (ii) all fees and expenses of the Administrative Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

4.             Representations and Warranties of Holdings and the Borrower.  Each of Holdings and the Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of such Loan Party set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

5.             Reference to and Effect on the Credit Agreement and Security Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement and the Security Agreement in any Loan Document shall mean and be a reference to such agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ETHAN ALLEN GLOBAL, INC.,
as the Borrower

By:
Name:
Title:

ETHAN ALLEN INTERIORS INC.

By:
Name:
Title:

Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Credit Agreement dated as of May 29, 2009

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and individually as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Credit Agreement dated as of May 29, 2009

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Credit Agreement dated as of May 29, 2009

Departing Lender:

CAPITAL ONE LEVERAGE FINANCE CORP.,
as Departing Lender

By:
Name:
Title:

Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Credit Agreement dated as of May 29, 2009

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of May 29, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Ethan Allen Global, Inc., Ethan Allen Interiors Inc., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of March 25, 2011 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guarantee Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  March 25, 2011

[Signature Page Follows]

ETHAN ALLEN OPERATIONS, INC

By:
Name:
Title:

LAKE AVENUE ASSOCIATES, INC.

By:
Name:
Title:

MANOR HOUSE, INC.

By:
Name:
Title:

ETHAN ALLEN REALTY, LLC

By Ethan Allen Operations, Inc., its Sole Member

By:
Name:
Title:

ETHAN ALLEN RETAIL, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 2

Ethan Allen Global, Inc.

Credit Agreement dated as of May 29, 2009

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment

JPMorgan Chase Bank, N.A	$30,000,000
Wells Fargo Bank, National Association	$20,000,000

Aggregate Commitment:	$50,000,000